Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Non-public Information
Our executive compensation program has historically not included awards of stock options, stock appreciation rights (“SARs”), or similar option-like instruments and, as such, do not have any policy, plan or practice pertaining the timing of awards of options, SARs, or similar option-like instruments in relation to the disclosure of material non-public information. We have also not timed the release of material non-public information for the purpose of affecting the value of executive compensation.

Award Timing MNPI Considered	false
Award Timing, How MNPI Considered	We have also not timed the release of material non-public information for the purpose of affecting the value of executive compensation.
MNPI Disclosure Timed for Compensation Value	false